SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
              (Date of earliest event reported: September 29, 2004)

                                   TEAM, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

Texas                                   0-9950                       74-1765729
----------                            ----------                 --------------
(State or Other Jurisdiction   (Commission File Number)        (I.R.S. Employer
of Incorporation)                                           Identification No.)




                                200 Hermann Drive
                               Alvin, Texas 77511
              (Address of principal executive offices and zip code)

               Registrant's telephone number, including area code
                                 (281) 331-6154
   ---------------------------------------------------------------------------

ITEM 8.01 OTHER EVENTS.

On September 29, 2004, the Registrant disseminated a Press Release announcing its earnings for the quarter ended August 31, 2004. The information contained in the Press Release dated September 29, 2004 is incorporated herein by reference and attached as Exhibit 99.1 hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

     99.1 The Registrant's Press Release dated September 29, 2004.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   TEAM, INC.



                                   By:      /s/ Ted W. Owen
                                            -----------------------------
                                            Ted W. Owen
                                            Senior Vice President -
                                            Finance and Administration


Date: September 29, 2004